Void after June 28, 2017
 Warrant No. A-___

This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933.  This Warrant and such shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act.  This Warrant and such shares may not be transferred except upon the conditions specified in this Warrant, and no transfer of this Warrant or such shares shall be valid or effective unless and until such conditions shall have been complied with.

OHR PHARMACEUTICAL, INC.

CLASS A PURCHASE WARRANT

Ohr Pharmaceutical, Inc., a Delaware corporation (the “Company”), having its principal office at 489 5th Avenue, 28th Floor, New York, NY, 10017, hereby certifies that, for value received, [___________________], or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time on or from time to time after the Commencement Date (as defined below) and before 5:00 P.M., New York City time, on June 28, 2017, or as extended in accordance with the terms hereof (the “Expiration Date”), [_________] fully paid and non-assessable shares of Common Stock of the Company, at the initial Purchase Price per share (as defined below) of $1.20.  The number and character of such shares of Common Stock and the Purchase Price per share are subject to adjustment as provided herein.

Background.  The Company agreed to issue warrants (the “Warrants”) to purchase an aggregate of up to [____________] shares of Common Stock (subject to adjustment as provided herein), in connection with an offer to holders of the outstanding Class H Warrants of the Company that exercise their Class H Warrants, subject to the terms of the offer in the form attached hereto as Exhibit A (the “Offer”) pursuant to which the Class H Warrant holders  will be issued 0.6 Warrants for every Class H Warrant they exercise.

1. Definitions.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

“Common Stock” shall mean stock of the Company of any class (however designated) whether now or hereafter authorized, which generally has the right to participate in the voting and in the distribution of earnings and assets of the Company without limit as to amount or percentage, which as of the date of this Warrant shall mean the Company’s Common Stock, $0.0001 par value per share.

“Company” includes the Company and any corporation which shall succeed to or assume the obligations of the Company hereunder. The term “corporation” shall include an association, joint stock company, business trust, limited liability company or other similar organization.

“Convertible Securities” means (i) options or warrants to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities.

“Exchange Act” means the Securities Exchange Act of 1934 as the same shall be in effect at the time.

“Excluded Stock” shall mean (i) all shares of Common Stock issued or issuable to employees, directors or consultants pursuant to any equity compensation plan that is in effect on the date of this Warrant, (ii) all shares of Common Stock issued or issuable to employees or directors pursuant to any equity compensation plan approved by the stockholders of the Company after the date of this Warrant, (iii) all shares of Common Stock issued or issuable to employees, directors or consultants as bona fide compensation for business services rendered, not compensation for fundraising activities, (iv) all shares of Common Stock issued or issuable to bona fide leasing companies, strategic partners, or major lenders, (v) all shares of Common Stock issued or issuable as the purchase price in a bona fide acquisition or merger (including reasonable fees paid in connection therewith) or (vi) all shares of Common Stock issued or issuable upon conversion or exercise of Warrants or other Convertible Securities outstanding on the date hereof.

“Holder” means any record owner of Warrants or Underlying Securities.

“Market Price” at any date shall be deemed to be (i) if the principal trading market for such securities is a Nasdaq market or another exchange, the average of the high reported sale prices per share of Common Stock for the five preceding consecutive trading days on which the Common Stock trades ending on the date immediately before the date of determination, (ii) if the principal market for the Common Stock is the over-the-counter market, the average of the high reported sale prices per share on such trading days as set forth by such market, (iii) if there is no high reported sale prices per share on such trading days for the Common Stock on such over-the-counter market, the average of the mean of the bid and asking prices per share on such trading days as set forth in the National Quotation Bureau sheet listing such securities for such days, or (iv) if there is no reported high bid and asked prices, as the case may be, reported on any of the five trading days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

“Nasdaq” means the Nasdaq Capital Market or other electronic market then maintained by Nasdaq Stock Market.

“Offer” has the meaning set forth in the Background of this Warrant.

“Original Issue Date” means June 28, 2012.

“Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6 or otherwise.

“Purchase Price per share” means $1.20 per share, as adjusted from time to time in accordance with the terms hereof.

 “Registered” and “registration” refer to a registration effected by filing a registration statement in compliance with the Securities Act, to permit the disposition of Common Stock (or Other Securities) issued or issuable upon the exercise of Warrants, and any post-effective amendments and supplements filed or required to be filed to permit any such disposition.

“Securities Act” means the Securities Act of 1933 as the same shall be in effect at the time.

“Underlying Securities” means any Common Stock or Other Securities issued or issuable upon exercise of Warrants.

“Warrant” means, as applicable, this Warrant or each right as set forth in this Warrant to purchase one share of Common Stock, as adjusted.

1. Sale or Exercise Without Registration.  If, at the time of any exercise, transfer or surrender for exchange of a Warrant or of Underlying Securities previously issued upon the exercise of Warrants, such Warrant or Underlying Securities shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the Holder or transferee of such Warrant or Underlying Securities, as the case may be, furnish to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act, provided that the disposition thereof shall at all times be within the control of such Holder or transferee, as the case may be.

2. Exercise of Warrant.

2.1. Exercise in Full.  Subject to the provisions hereof, this Warrant may be exercised in full by the Holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such Holder, to the Company at its principal office accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant by the Purchase Price per share, after giving effect to all adjustments through the date of exercise.

2.2. Partial Exercise.  Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 3.1 except that the amount payable by the Holder upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated by the Holder in the subscription at the end hereof by (b) the Purchase Price per share.  Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Holder in the subscription at the end hereof.

2.3. Exercise by Surrender of Warrant or Other Securities.  In addition to the method of payment set forth in Sections 3.1 and 3.2 and in lieu of any cash payment required thereunder, the Holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering shares of Common Stock, this Warrant or other securities issued by the Company in the manner and at the place specified in Section 3.1 as payment of the aggregate Purchase Price per share for the Warrants to be exercised. The number of Warrants or other securities issued by the Company to be surrendered in payment of the aggregate Purchase Price for the Warrants to be exercised shall be determined by multiplying the number of Warrants to be exercised by the Purchase Price per share, and then dividing the product thereof by an amount equal to the Market Price (as defined below) on the date that all documents and instruments required to be delivered or surrendered to the Company for exercise of the Warrant have been so delivered or surrendered.  The number of shares of other securities to be surrendered in payment of the aggregate Purchase Price for the Warrants to be exercised shall be determined in accordance with the preceding sentence as if the other securities had been converted into Common Stock immediately prior to exercise or, in the case the Company has issued other securities that are not convertible into Common Stock, at the Market Price thereof.

2.4. Company to Reaffirm Obligations.  The Company will, at the time of any exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights (including, without limitation, any right to registration of the Underlying Securities) to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such Holder any such rights.

2.5. Certain Exercises.  If an exercise of a Warrant or Warrants is to be made in connection with a registered public offering or sale of the Company, such exercise may, at the election of the Holder, be conditioned on the consummation of the public offering or sale of the Company, in which case such exercise shall not be deemed effective until the consummation of such transaction.

3. Delivery of Stock Certificates, etc., on Exercise.  As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three business days after delivery or surrender of all documents and instruments required to be delivered or surrendered to the Company for such exercise, including payment of the exercise price in cash or securities in accordance with this Warrant, the Company at its own expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock or Other Securities to which such Holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current Market Price of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 5 or otherwise.

4. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc.  In case at any time or from time to time after the Original Issue Date the holders of Common Stock (or, if applicable, Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor:

(a) other or additional stock or other securities or property (other than cash) by way of dividend, or

(b) any cash paid or payable (including, without limitation, by way of dividend), or

(c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, then, and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 3, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 5 which such Holder would hold on the date of such exercise if on the Original Issue Date such Holder had been the Holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 5 receivable by such Holder as aforesaid) during such period, giving effect to all adjustments called for during such period by Section 6 hereof.  If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination or reverse stock split of the outstanding shares of Common Stock, the Purchase Price per share shall be increased, and the number of shares of Common Stock purchasable under this Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

5. Reorganization, Consolidation, Merger, etc.  In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the Holder of this Warrant, upon the exercise hereof as provided in Section 3 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Underlying Securities issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Section 5 hereof.  The Company shall not effect any such reorganization, consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to each Holder the shares of stock, cash, other securities or assets to which, in accordance with the foregoing provisions, each Holder may be entitled to and all other obligations of the Company under this Warrant. In any such case, if necessary, the provisions set forth in this Section 6 with respect to the rights thereafter of the Holders shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any Other Securities or assets thereafter deliverable on the exercise of the Warrants.

6. Further Assurances.  The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding.

7. Officer’s Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of shares of Common Stock outstanding or deemed to be outstanding, including a statement of: (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold; (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding; and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant.  The Company will forthwith mail a copy of such certificate to each Holder.

8. Notices of Record Date, etc.  In the event of

(a)   any taking by the Company of a record of its stockholders for the purpose of determining the stockholders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

(b)   any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to each Holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the Holders of record of Underlying Securities shall be entitled to exchange their shares of Underlying Securities for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up.   Such notice shall be mailed at least 20 days prior to the date therein specified.

9. Reservation of Stock, etc., Issuable on Exercise of Warrants.  The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants.

10. Listing on Securities Exchanges; Registration; Issuance of Certain Securities.

10.1. In furtherance and not in limitation of any other provision of this Warrant, during any period of time in which the Company’s Common Stock is listed on a Nasdaq market or any other national securities exchange, the Company will, at its expense, simultaneously list on such Nasdaq market or such exchange, upon official notice of issuance upon the exercise of the Warrants, and maintain such listing, all shares of Common Stock from time to time issuable upon the exercise of the Warrants; and the Company will so list on such Nasdaq market or any other national securities exchange, will so register and will maintain such listing of, any Other Securities if and at the time that any securities of like class or similar type shall be listed on such Nasdaq market or any other national securities exchange by the Company.

10.2. Until the shares issuable upon exercise of this Warrant have been resold publicly pursuant to a registration statement or under Rule 144, the Company shall not issue any (a) Convertible Securities or similar securities that contain a provision that provides for any change or determination of the applicable conversion price, conversion rate, or exercise price (or a similar provision which might have a similar effect) based on the Market Price or any other determination of the market price or value of the Company’s securities or any other market based or contingent standard, such as so-called “toxic” or “death spiral” convertible securities; provided, however, that this prohibition shall not include Convertible Securities or similar securities the conversion or exercise price or conversion rate of which is fixed on the date of issuance or subject to adjustment based upon the issuance by the Company of additional securities, including without limitation, standard anti-dilution adjustment provisions which are not based on calculations of the Market Price or other variable valuations; and provided, further, that in no event shall this provision be deemed to prohibit the transactions contemplated in the Offer.

11. Exchange of Warrants.  Subject to the provisions of Section 2 hereof, upon surrender for exchange of any Warrant, properly endorsed, to the Company, as soon as practicable (and in any event within three business days) the Company at its own expense will issue and deliver to or upon the order of the Holder thereof a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

12. Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

13. Warrant Agent.  The Company may, by written notice to each Holder of a Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of the Warrants pursuant to Section 3, exchanging Warrants pursuant to Section 12, and replacing Warrants pursuant to Section 13, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

14. Remedies.  The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

15. Negotiability, etc.  Subject to Section 2 above, this Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

(a) subject to the provisions hereof, title to this Warrant may be transferred by endorsement (by the Holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

(b) subject to the foregoing, any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

(c)   until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

16. Notices, etc.  All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder, or, until an address is so furnished, to and at the address of the last Holder of this Warrant who has so furnished an address to the Company.

17. Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holders of outstanding Warrants to purchase a majority of the shares of Common Stock underlying all the outstanding Warrants.  This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  Subject to Section 2 hereof, this Warrant is fully assignable at any time.

18. Amendments.  This Warrant may not be amended, modified or terminated, and no rights or provisions may be waived, except with (a) the written consent of the Holder and the Company or (b) in the event that all Warrants are to be amended in like fashion, a majority in interest of the Holders of all such Warrants and the Company.

[signature page follows]

Dated: June 28, 2012

OHR PHARMACEUTICAL, INC.

By:________________________________
Name: Irach B. Taraporewala
Title: Chief Executive Officer

Attest:___________________________

Signature page to Class A Warrant

EXHIBIT A

June 26, 2012

Dear Ohr Pharmaceutical Inc. Warrant holder:

As an incentive to exercise your Class H warrant, subject to the terms of this offer, the Company is offering a replacement warrant to those shareholders that exercise their Class H warrants during the offer period. For each warrant exercised, the warrant holder will receive 0.6 replacement warrants at the terms listed below.

Replacement Warrant

The replacement warrant will have an exercise price of $1.20 and be exercisable for a period of five years. Such warrants will be exercisable via cash or cashless exercise during the term and will not have a call feature as was included in the Class H warrants.

Option to Exercise

Warrants can be exercised by delivery of (i) the Warrant, (ii) the Subscription Form (in the form attached hereto) and (iii) payment in full of the aggregate exercise price to the Company prior to or on June 28, 2012. The exercise price for Class H Warrants is $0.55.

Your decision to exercise Warrants under this offer is only open until 4:00 P.M. EST on June 28, 2012.

If you do not exercise your warrant under this offer, your Class H warrant and associated rights will remain in place.

Please contact me if you have any questions concerning this offer.

Very truly yours,

Dr. Irach B. Taraporewala
CEO

A-1

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To: OHR PHARMACEUTICAL, INC.

The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, shares of Common Stock of OHR PHARMACEUTICAL, INC., and herewith makes payment therefor:

(i) of $             *  or

(ii) by surrender of the number of Warrants included in the within Warrant required for full exercise pursuant to Section 3.3 of the Warrant,

and requests that the certificates for such shares be issued in the name of, and delivered to, ___________________, whose address is _______________________.

The undersigned represents that (i) the undersigned is purchasing the shares for investment and not with a view to distribution, (ii) the undersigned is an accredited investor (as defined in the rules of the Securities and Exchange Commission (“SEC”)), (iii) the undersigned understands and acknowledges that the offering of the shares has not been registered under the Securities Act of 1933 or qualified under any Blue Sky Laws in reliance on an exemption from registration and qualification, and that the Company’s reliance upon such exemption is predicated upon the undersigned’s representations set forth herein, (iv) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the undersigned’s prospective investment in the shares; (v) the undersigned has the ability to bear the economic risks of the undersigned’s prospective investment and can afford the complete loss of such investment; (vi) the undersigned has read the Company’s filings with the SEC, including without limitation the Risk Factors set forth in such filings; and (vii) the undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the shares. All certificates for the shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.”

Dated:

 ________________________________________
       (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

       ________________________________________
              (Address)
*
Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

FORM OF ASSIGNMENT

(To be signed only upon transfer of Warrant)

For value received, the undersigned hereby sells, assigns and transfers unto _________________________ the right represented by the within Warrant to purchase _________ of Common Stock of OHR PHARMACEUTICAL, INC.  to which the within Warrant relates, and appoints ______________________________ Attorney to transfer such right on the books of OHR PHARMACEUTICAL, INC. with full power of substitution in the premises.  The Warrant being transferred hereby is one of the Warrants issued by OHR PHARMACEUTICAL, INC. as of _________, 2012 to purchase an aggregate of up to _________ shares of Common Stock.

Dated:_______________

__________________________________________
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

__________________________________________
(Address)

Signature guaranteed by a Bank
or Trust Company having its
principal office in New York City
or by a Member Firm of the New
York or American Stock Exchange